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                                                             EXHIBIT 10.111


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------------------

               THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT

     AGREEMENT, dated as of the 29th day of July, 1994 (the "Amendment"), is among Dr Pepper Bottling Company of Texas, a Texas corporation (the "Borrower"), Texas Commerce Bank National Association, a national banking association ("TCB") and each other lender listed on the signature pages hereof (each individually, including, without limitation, TCB, a "Lender" and collectively, the "Lenders") and Texas Commerce Bark National Association as agent for the Lenders (in its capacity as agent, the "Agent").

                                   WITNESSETH
                                   ----------
               WHEREAS, on February 18, 1993, the Borrower, TCB as the

     Agent and the Lenders entered into an Amended and Restated Credit Agreement (the "Credit Agreement") pursuant to which the Borrower, the Agent and the Lenders amended and restated (i) a Credit Agreement dated as of October 28, 1988, as amended, among the Borrower, TCB as agent and the other lenders signatory thereto and (ii) a Credit Agreement dated as of January 18, 1989, as amended, among the Borrower, TCB as agent and the other lenders signatory thereto;

               WHEREAS, pursuant to the Credit Agreement, the Lenders have made available to the Borrower loans pursuant to an advance term loan facility of up to $100,000,000 and letters of credit and a revolving credit facility of up to $25,000,000;


               WHEREAS, the Borrower desires to purchase and hold up to an aggregate original principal amount equal to $20,000,000 of the 10.25% Senior Notes Due 2000 ("Borrower Senior Notes") issued by the Borrower pursuant to that certain Indenture (the "Borrower Indenture") by and between the Borrower and U.S. Trust Company of Texas, N.A., as Trustee, dated as of February 18, 1993;

               WHEREAS, the Borrower, the Agent and the Lenders desire to reduce the rate of interest and amount of certain fees to be paid by the Borrower for the loans and other extensions of credit extended to the Borrower under the Credit Agreement; and





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


               WHEREAS, the Borrower, the Agent and the Lenders have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement to permit, among other things, the acquisition by the Borrower of up to an aggregate original principal amount equal to $20,000,000 of Borrower Senior Notes and to reduce the rate of interest and amount of certain fees to be paid by the Borrower for loans and other extensions of credit extended to the Borrower under the Credit Agreement.


               NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

               1. All capitalized terms which are defined in the Credit Agreement and not otherwise defined herein shall have the same meaning herein as in the Credit Agreement.

               2.   All references to Section and Subsection numbers in

     this Amendment shall be references to the corresponding Section or Subsection of the Credit Agreement.

               3. On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

               4. Section 1.01 of the Credit Agreement is hereby amended by deleting the table set forth in the definition of "Margin
     Percentage" contained in such Section and replacing it with the following table:




             Ratio                              Margin Percentage
             -----                              -----------------


        Greater than or
            Equal to     but Less than   Alternate Base  Eurodollar Rate
            --------     -------------   --------------  ---------------
                                              Rate
                                              ----

          4.75 to 1.0         ---            1.00%           2.25%

          4.00 to 1.0     4.75 to 1.0         .75%           2.00%
          3.50 to 1.0     4.00 to 1.0         .50%           1.75%

              ---         3.50 to 1.0         .25%           1.50%




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


               5. Subsection 2.04(b) of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following table:


                 Ratio
                 -----


            Greater than                              Letter of Credit
             or Equal to          but Less than        Fee Percentage
             -----------          -------------        --------------

             4.75 to 1.0               ---                2.25%
             4.00 to 1.0           4.75 to 1.0            2.00%

             3.50 to 1.0           4.00 to 1.0            1.75%
                 ---               3.50 to 1.0            1.50%




               6. Section 7.12 of the Credit Agreement is hereby amended by deleting the phrase "9.03(f) and (g) and for working capital purposes" on the seventh line thereof, and by inserting in lieu thereof the phrase "9.03(f) and (g), for the purpose of purchasing and holding Borrower Senior Notes in an aggregate original principal amount not to exceed $20,000,000 (provided that the Borrower shall have purchased each such Borrower Senior Note at a purchase price not greater than 105% of the original principal amount of such Borrower Senior Note) and for working capital purposes".

               7. To the extent Subsection 9.11(c) of the Credit Agreement could be construed to prohibit the purchase by the Borrower of Borrower Senior Notes as contemplated by this Amendment, said Subsection 9.11(c) is hereby waived for the limited purpose of permitting the purchase of the Borrower Senior Notes in an aggregate original principal amount not to exceed $20,000,000, and for no other purpose.

               8. Article VIII of the Credit Agreement is hereby amended by adding the following to the end of said Article VIII:

                    Section 8.14. Borrower Senior Notes.  Within
                                  ----------------------
               seven (7) Business Days after the purchase of each Borrower Senior Note by the Borrower as permitted under Section 7.12, the Borrower shall, at its expense, deliver such notes to the Agent as collateral security under the Security Agreement, and will




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               execute and deliver to the Agent and the Lenders such
               further instruments and documents, and take such further action, as the Agent or any Lender may from time to time reasonably request in order to perfect the security interest therein granted thereby.

               9. By its execution and delivery hereof, the Borrower represents and warrants the following:


               (a) As of the date hereof and after giving effect to the amendments contemplated herein, (i) the representations and warranties contained in Article VII of the Credit Agreement, as amended by this Amendment, and the Loan Documents to which the Borrower is a party, are true and correct on and as of the date hereof as though made by the Borrower on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date) and the Borrower hereby agrees to be bound by such representations and warranties and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default; and


               (b) The execution and delivery of this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations of the Borrower under the Credit Agreement, as amended by this Amendment, and under the Notes, as each may be further amended or otherwise modified from time to time and under the other Loan Documents to which the Borrower is a party, as each may be further amended or otherwise modified from time to time. The Borrower acknowledges and confirms that the indebtedness secured by the Loan Documents includes, in addition to the indebtedness therein described, the obligations of the Borrower under the Credit Agreement, as amended by this Amendment, and the Notes, as each may be further amended or otherwise modified from time to time.


               10. This Amendment shall become effective when and only when (a) each Lender shall have executed a counterpart of this Amendment and (b) the Agent shall have received each of the following (and fifteen original counterparts or copies, as the case may be, to provide an original counterpart or photocopy to each Lender):

               (i) Counterparts of this Agreement executed by the Borrower;

              (ii) A duly executed Federal Reserve Form FR U-1 from a Responsible Officer of Borrower;

             (iii) Resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery, and performance by the Borrower of this Amendment, the purchase of the Borrower Senior Notes and any and all documents and agreements executed in connection herewith by the Borrower; and


              (iv) Such other documents and agreements as the Agent may reasonably request.

               11. The Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

               12. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, as amended by this Amendment, or under the Notes and the other Loan Documents to which the Borrower is a party, as each may be amended or modified from time to time, nor constitute a waiver of any other provision of the Credit Agreement, as amended by this Amendment, or the Notes and the other Loan Documents to which the Borrower is a party, as each may be amended or modified from time to time.

               13. The Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent all and singular the rights granted or intended to be granted hereby or hereunder.

               14.  Pursuant to Section 11.04 of the Credit Agreement, the

     Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement as hereby amended). In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this

     Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

               15. Prior to, and as a condition precedent of, the effective date of this Amendment, the Borrower agrees to pay to the Agent, for and on behalf of the Lenders, in immediately available funds, an amendment fee of $190,000 (the "Amendment Fee"). Promptly upon the receipt of the Amendment Fee, the Agent shall pay to each Lender its pro rata share of the Amendment Fee calculated by multiplying the Amendment Fee by the Lender's Pro Rata Percentage.

               16. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

               17. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               18. THIS WRITTEN AMENDMENT, THE NOTES, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
     CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.








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


               IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                   BORROWER:

                                   DR PEPPER BOTTLING COMPANY OF TEXAS




                                   By: /s/ Jim L. Turner
                                      -------------------------------------
                                   Name:   Jim L. Turner
                                        -----------------------------------
                                   Title:  Chariman of the Board/President/CEO
                                         ----------------------------------


                                   AGENT:


                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, AGENT



                                   By:   /s/ Michael J. Costello
                                      -------------------------------------
                                   Name:     Michael J. Costello
                                        -----------------------------------
                                   Title:    Vice President
                                         ----------------------------------



                                   LENDERS:

                                   TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, for its own account



                                   By:    /s/ Michael J. Costello
                                      -------------------------------------
                                   Name:      Michael J. Costello
                                        -----------------------------------
                                   Title:     Vice President
                                        ----------------------------------


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD., NEW YORK BRANCH

                                   By:    /s/ Shunko Uchida
                                      -------------------------------------
                                   Name:      Shunko Uchida
                                        -----------------------------------
                                   Title:     Vice President
                                         ----------------------------------


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:    /s/ Frederick Haddad
                                      -------------------------------------
                                   Name:      Frederick Haddad
                                        -----------------------------------
                                   Title:     Senior Vice President
                                         ----------------------------------

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By:   /s/ Susan J. Mulholland
                                      -------------------------------------
                                   Name:     Susan J. Mulholland
                                        -----------------------------------
                                   Title:    Division Excutive
                                         ----------------------------------

                                   FIRST INTERSTATE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION

                                   By:  /s/ Susan L. Baker
                                      -------------------------------------
                                   Name:    Susan L. Baker
                                        -----------------------------------
                                   Title:   Assistant Vice President
                                         ----------------------------------

                                   CIBC, INC.

                                   By:    /s/ Jack Macmull Jr.
                                         ----------------------------------
                                   Name:      Jack Mackmull Jr.
                                         ----------------------------------
                                   Title:     Managing Director
                                         ----------------------------------

                                   BANQUE PARIBAS, HOUSTON AGENCY

                                   By:  /s/ Christopher S. Goodwin
                                      -------------------------------------
                                   Name:    Christopher S. Goodwin
                                        -----------------------------------
                                   Title:   Vice President
                                        -----------------------------------

                                   By:  /s/ Patrick J. Milon
                                      -------------------------------------
                                   Name:    Patrick J. Milon
                                        -----------------------------------
                                   Title:   SVP-Deputy General Manager
                                         ----------------------------------

                                   BANQUE PARIBAS

                                   By:   /s/ Christopher S. Goodwin
                                      -------------------------------------
                                   Name:     Christopher S. Goodwin
                                        -----------------------------------
                                   Title:    Vice President
                                         ----------------------------------

                                   By:   /s/ Patrick J. Milon
                                      -------------------------------------
                                   Name:     Patrick J. Milon
                                        -----------------------------------
                                   Title:    SVP-Deputy General Manager
                                         ----------------------------------

                                   HARRIS TRUST AND SAVINGS BANK

                                   By:   /s/ R. Michael Newton
                                      -------------------------------------
                                   Name:     R. Michael Newton
                                        -----------------------------------
                                   Title:    Vice President
                                         ----------------------------------


                                   NATIONSBANK OF NORTH CAROLINA, N.A.

                                   By:   /s/ Salvador W. Antonetti
                                      -------------------------------------
                                   Name:     Salvador W. Antonetti
                                        -----------------------------------
                                   Title:    Assistant Vice President
                                         ----------------------------------

     CONSENT AND ACKNOWLEDGMENT:

     DR PEPPER BOTTLING HOLDERS, INC.
     hereby affirms that it has read and does understand this Amendment to Credit Agreement and does hereby consent to and agree with this Amendment.




     By:   /s/ Jim L. Turner
          -------------------------
     Name:     Jim L. Turner
          -------------------------
     Title:    Chairman of the Board/President/C.E.O.
          -------------------------
     Date:     July 29, 1994
          -------------------------







































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